UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________
FORM 8-K
________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 9, 2014
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Oaktree Capital Group, LLC
(Exact name of registrant as specified in its charter)
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Delaware	001-35500	26-0174894
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South Grand Avenue, 28th Floor Los Angeles, California		90071
(Address of principal executive offices)		(Zip Code)
(213) 830-6300
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Kevin L. Clayton, who founded the Marketing and Client Relations department at Oaktree in 1995 and managed the group until 2010, has announced that he is retiring from Oaktree to assume the role of Interim President of Lehigh University, effective August 1, 2014. In connection therewith, Mr. Clayton has resigned from his positions as a Principal and a member of the board of directors of Oaktree Capital Group, LLC, effective as of July 31, 2014. We have reallocated Mr. Clayton's current client responsibilities among our other marketing representatives and expect to manage the transition without disruption.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 14, 2014	OAKTREE CAPITAL GROUP, LLC

	By:	/s/ David M. Kirchheimer
Name: David M. Kirchheimer
Title: Chief Financial Officer, Chief Administrative Officer and Principal